AMENDMENT NO. 1 TO THE TAX RECEIVABLE AGREEMENT

This AMENDMENT NO. 1 TO THE TAX RECEIVABLE AGREEMENT (this "Amendment"), by and between GreenSky, Inc., a Delaware corporation ("Parent"), and the Beneficiaries and Blocker Corporation Owners party hereto, shall be effective as of the Effective Date (as defined below). Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Tax Receivable Agreement (as defined below).

WHEREAS, Parent, GreenSky Holdings, LLC, a Georgia limited liability company (the "Company"), GreenSky, LLC, a Georgia limited liability company, and the Beneficiaries and Blocker Corporation Owners party thereto entered into that certain Tax Receivable Agreement, dated as of May 23, 2018 (the "Tax Receivable Agreement");

WHEREAS, pursuant to Section 7.6(b) of the Tax Receivable Agreement, the Tax Receivable Agreement may be amended or modified by a written instrument signed by Parent and the Beneficiaries or Blocker Corporation Owners who would be entitled to receive at least two-thirds of the Early Termination Payments payable to all Beneficiaries or Blocker Corporation Owners under the Tax Receivable Agreement if the Company had exercised its right of early termination under Section 4.2 of the Tax Receivable Agreement on the date of the most recent Exchange prior to such amendment or modification (excluding all payments made to a Beneficiary or Blocker Corporation Owner pursuant to the Tax Receivable Agreement since the date of the most recent Exchange) (the "Requisite Signatories"); and

WHEREAS, Parent and the Beneficiaries and Blocker Corporation Owners party hereto wish to amend and modify the Tax Receivable Agreement as set forth herein.

NOW, THEREFORE, Parent and the Beneficiaries and Blocker Corporation Owners party hereto agree as follows:

1. Amendment. The following is hereby added at the end of Section 4.2(b):

> "Notwithstanding the foregoing or anything elsewhere in this Agreement, in the event that a Change of Control is consummated pursuant to a definitive transaction agreement entered into on or prior to 11:59 p.m. (New York City time) on October 21, 2021 at an implied valuation (whether the consideration is cash, stock or a combination thereof) equal to or greater than $9 per share of Parent Class A Common Stock and $9 per Company Unit of the Company (excluding Company Units held by Parent), which valuation shall be determined by the Board on the date of execution of such definitive transaction agreement (a "Qualifying Change of Control"), then upon the consummation of such Qualifying Change of Control (and after the consummation of such Qualifying Change of Control) no Early Termination Payment or Tax Benefit Payment shall be required to be made

to any Beneficiary or Blocker Corporation Owner pursuant to this Agreement."

2. Effectiveness. This Amendment shall become effective as of the first date on which Parent and Beneficiaries or Blocker Corporation Owners constituting the Required Signatories shall have executed and delivered to Parent a counterpart of this Amendment signed on behalf of such party (the "Effective Date"); provided that in the event that (i) no definitive transaction agreement with respect to a Qualifying Change of Control is executed by Parent on or prior to October 21, 2021 or (ii) after October 21, 2021, the definitive transaction agreement with respect to a Qualifying Change of Control executed by Parent on or prior to such date is thereafter terminated prior to the consummation of such Qualifying Change of Control, this Amendment shall be void and shall have no further force and effect, and the Tax Receivable Agreement shall be deemed not to have been amended hereby.

3. Effect of Amendment. This Amendment shall not constitute an amendment or modification of any other provision of the Tax Receivable Agreement not expressly referred to in Section 1 of this Amendment. Except as specifically modified and amended hereby, the Tax Receivable Agreement shall remain unchanged and in full force and effect. References in the Tax Receivable Agreement to "this Agreement", "herein", "hereunder", "hereto", "hereof" and words of similar import shall refer to the Tax Receivable Agreement as amended hereby, and references to the date of the Tax Receivable Agreement, and references to the "date hereof", "the date of this Agreement" or words of similar meaning in the Tax Receivable Agreement, shall continue to refer to May 23, 2018.

4. Miscellaneous. The provisions of Sections 7.1 (*Notices*), 7.2 (*Counterparts*), 7.3 (*Entire Agreement; No Third Party Beneficiaries*), 7.4 (*Governing Law*), 7.6 (*Successors; Assignment; Amendments; Waivers*), 7.7 (*Titles and Subtitles*), 7.8 (*Resolution of Disputes*) and 7.13 (*Confidentiality*) of the Tax Receivable Agreement are incorporated herein by reference, *mutatis mutandis*, and shall be binding upon Parent and the Beneficiaries and Blocker Corporation Owners party hereto.

[*Signature Page Follows*]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed as of July 27, 2021.

GREENSKY, INC.

Name: David Zalik
Title: Chief Executive Officer

[*Signature Page to Amendment to TRA*]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed as of July 27, 2021.

FOUNDERS TECHNOLOGY INVESTORS, LLC

____

Name: David Zalik
Title: Manager

FINANCIAL TECHNOLOGY INVESTORS, LLC

____

Name: David Zalik
Title: Manager

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed as of **July 27**, 2021.

Kaliban 2014, LLC

Name: Timothy Kaliban
Title: Managing Director

Name: Timothy Kaliban

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed as of July 27, 2021.

GS INVESTMENT HOLDINGS, LLC

Name: **Robert Sheft**
Title: **Manager**

[Signature Page to Amendment to TRA]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed as of July 27, 2021.

BENJAMIN EQUITY INVESTMENTS, LLC

Name: Gerald R. Benjamin
Title: Manager

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed as of July 27, 2021.

Name: Gerald R. Benjamin
Title:

[*Signature Page to Amendment to TRA*]